PREPAYMENTS AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2019
PREPAYMENTS AND OTHER CURRENT ASSETS
Schedule of components of prepayments and other current assets

	2018	2019
	RMB	RMB
Rental and other deposits	2,766	4,691
Prepayments for rental and others	23,689	16,208
Employee advances	27,136	23,295
Payments made on behalf of customers, net of allowance	472,502	475,901
Prepaid insurance premium	1,158	1,493
Interest income receivable	74,231	88,990
Receivables related to net proceeds from share options exercised	—	50,765
Others	5,436	7,865
Total	606,918	669,208

Schedule of movement of allowance for payments made on behalf of customers

	2017	2018	2019
	RMB	RMB	RMB
Balance at beginning of year	459	3,047	1,391
Additions	9,656	—	5,104
Reversals	—	(1,094)	—
Write-offs	(7,068)	(562)	(950)
Balance at end of year	3,047	1,391	5,545